SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of report: February 25, 2008
(Date of earliest event reported)

AGFEED INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28195	20-2597168
(Commission File No.)	(I.R.S. Employer Identification No.)

1095 Qinglan Avenue, Economic and Technology Development Zone
Nanchang City, Jiangxi Province
China, 330013
(Address of principal executive offices; zip code)

86-0791-2189636
(Registrant’s telephone number, including area code)

Room 1602 & 1603, Block A, Fortune Plaza, 357 Bayi Avenue
Nanchang City, Jiangxi Province
China, 330006
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2008, AgFeed Industries, Inc. (“AgFeed”) issued a press release discussing, among other things, entry into definitive agreements providing for $41 million in financing and certain financial guidance of AgFeed regarding the fiscal years ending December 31, 2007 and 2008. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Documents

99.1	Press Release, dated February 25, 2008, announcing entry into definitive agreements and certain financial guidance for the fiscal years ending 2007 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AgFeed Industries, Inc.

Date: February 25, 2008	By:	/s/ Junhong Xiong
Junhong Xiong
President and Chief Executive Officer

EXHIBIT INDEX

Number	Documents

99.1	Press Release, dated February 25, 2008, announcing entry into definitive agreements and certain financial guidance for the fiscal years ending 2007 and 2008.